UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 19, 2020

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

One New Orchard Road Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
NYSE Chicago
2.750% Notes due 2020	IBM 20B	New York Stock Exchange
1.875% Notes due 2020	IBM 20A	New York Stock Exchange
0.500% Notes due 2021	IBM 21B	New York Stock Exchange
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.250% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
0.650% Notes due 2032	IBM 32A	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Exhibit 99.1 of this Form 8-K contains the prepared remarks for IBM’s Chief Executive Officer Arvind Krishna and Chief Financial Officer Jim Kavanaugh’s third-quarter 2020 earnings presentation to investors on October 19, 2020.

Reconciliations of non-GAAP financial measures discussed in the earnings presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP are included as Exhibit 99.2 of this Form 8-K. The slides used in Messrs. Krishna and Kavanaugh’s third-quarter 2020 earnings presentation are Exhibit 99.3 to the company’s Form 8-K submitted to the SEC on October 19, 2020.

The information in this Item 7.01, including the corresponding Exhibits 99.1 and 99.2, is being furnished with the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and includes the following information from the question and answer period of the earnings presentation and comments from senior management at the WSJ Tech Live conference on October 20, 2020, which has been edited to provide additional context and clarity:

•	The company expects the dollar increase of revenue from third-quarter to fourth-quarter 2020 to be in line with historical averages.
•

The company expects the percentage increase of operating (non-GAAP) earnings per share from third-quarter to fourth-quarter 2020 to be consistent with or slightly ahead of the historical average over the past few years, before the $2.3 billion dollar fourth-quarter charge for structural actions.

•

The company expects to deliver sustainable mid-single digit revenue growth in the medium term, which is after completion of the separation of its managed infrastructure services business. The company expects to show milestones, including improving revenue growth by the middle of 2021 as it progesses toward mid-single digit growth. For example, the Global Business Services segment is expected to return to pre-COVID revenue growth rates by mid-year 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description of Exhibit
99.1	Prepared Remarks of Earnings Presentation on October 19, 2020
99.2	Non-GAAP Supplemental Materials

The following exhibit is being filed as part of this report:

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the
Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 20, 2020

	By:	/s/ Robert F. Del Bene
Robert F. Del Bene
Vice President and Controller

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